UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2025

DOCGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

685 Third Avenue, 9th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 20, 2025, Ambulnz Holdings, LLC (the “Purchaser”), a Delaware limited liability company and wholly-owned subsidiary of DocGo Inc. (the “Company”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with STMD Merger Company, LLC, a Delaware limited liability company (“MergerCo”), SteadyMD, Inc., a Delaware corporation (the “Acquired Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative for the Indemnification Support Parties (as defined in the Merger Agreement), pursuant to which the Purchaser on October 20, 2025 has acquired the Acquired Company (the “Transaction”) for an aggregate purchase price of up to $25 million, consisting of $12.5 million in cash payable at the closing of the Transaction (the “Closing Purchase Price”) and up to $12.5 million as a contingent earn-out payment, payable (in cash or equity, at the Company’s election) if certain performance conditions are met. The Closing Purchase Price is subject to a customary post-closing purchase price adjustment for working capital, indebtedness, transaction expenses and certain other items. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

Pursuant to the Merger Agreement, upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on October 20, 2025, the Acquired Company merged with and into MergerCo with MergerCo surviving. In connection with the Transaction, all Shares, Options, and Warrants were automatically cancelled (in each case, as defined in the Merger Agreement). The Merger Agreement contains customary representations and warranties and covenants of the Acquired Company and the Purchaser and the obligation of the Indemnification Support Parties to indemnify the Purchaser for a specified period of time for breaches of certain representations and warranties.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 2.1. The Merger Agreement will be filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company.

Item 7.01 Regulation FD Disclosure.

On October 20, 2025, the Company will issue a press release announcing entry into the Merger Agreement and completion of the acquisition of the Acquired Company pursuant to the Merger Agreement. The Company also announces that it will host a conference call and webcast tomorrow at 11:00 a.m. ET to discuss the Transaction. Conference call and webcast details are included below and will be included in the press release. A copy of the presentation to be used in connection with the conference call and webcast will be made available on the Company’s website shortly ahead of the call. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Conference Call and Webcast Details

Tuesday October 21st, 2025 at 11:00 AM ET

Webcast:  https://viavid.webcasts.com/starthere.jsp?ei=1739677&tp_key=1f035a2246

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 20, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

***

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the plans, strategies, outcomes, and prospects, both business and financial, of the Company, including statements regarding the Transaction, the contingent earn-out consideration, or possible synergies, as well as SteadyMD’s financial condition, projections and results of operations, and the accuracy of any assumptions underlying any of the foregoing. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, outcomes, results or expectations. Accordingly, you should not place undue reliance on such statements. All statements other than statements of historical fact are forward-looking, including, but not limited, to statements regarding the Company’s future actions, business strategies or models, plans, goals, future events, future revenues, future margins, current and future revenue guidance, future growth or performance, financing needs, business trends, results of operations, objectives and intentions with respect to future operations, services and products, and new and existing contracts or partnerships. In some cases, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “design,” “potential,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or the negative of these terms or similar expressions.

Forward-looking statements are inherently subject to substantial risks, uncertainties and assumptions, many of which are beyond the Company’s control, and which may cause its actual results or outcomes, or the timing of its results or outcomes, to differ materially from those contained in its forward-looking statements, including, but not limited to the following: the risk that the cost savings and synergies from the Transaction may not be fully realized or may take longer than anticipated to be realize; disruption to the parties’ businesses as a result of the Transaction and associated integration activities; reputational risk and potential adverse reactions of SteadyMD or DocGo customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; the extent to which SteadyMD’s business will perform consistent with management’s expectations and projections; accuracy of projections; impacts related to accelerated wind down of migrant-related services; uncertainties related to future non-migrant municipal population health revenue; the Company’s ability to return to profitability and/or expand its programs with insurance partners, hospital systems, municipalities and other strategic partners; the Company’s ability to successfully implement its business strategy, including delivering value to shareholders via buybacks, funding new strategic relationships and potentially repaying its line of credit; the Company’s ability to establish, maintain and grow customer relationships; the Company’s ability to execute projects to the satisfaction of its customers; the Company’s ability to grow demand for its care gap closure programs; the Company’s ability to maintain or grow its cash balances; the Company’s reliance on and ability to maintain its contractual relationships with its healthcare provider partners and other strategic partners; the Company’s ability to compete effectively in a highly competitive industry, including conditions in the healthcare transportation and mobile health services markets; the Company’s ability to maintain existing contracts; the Company’s reliance on government contracts, including changes in government spending on healthcare and other social services; recent revenue growth derived from a small number of large customers; the Company’s ability to effectively manage its growth; the Company’s financial performance and future prospects; the Company’s workforce reduction and ability to achieve associated cost savings; the Company’s ability to deliver on its business strategies or models, plans and goals; the Company’s ability to expand geographically; the Company’s M&A activity and success of its acquisition strategy; the Company’s ability to retain its workforce and management personnel and successfully manage leadership transitions; the availability of healthcare professionals and other personnel; changes in the cost of labor; the Company’s ability to collect on customer receivables; risks associated with the Company’s share repurchase program; overall macroeconomic and geopolitical conditions, including the interest rate environment, the inflationary environment, the potential recessionary environment, regional conflict and tensions, financial institution instability and the prospect of a shutdown of the U.S. federal government; the ability of the Company’s suppliers to meet its needs; the Company’s ability to obtain or maintain operating licenses; potential changes in federal, state or local government policies or priorities; expected impacts of geopolitical instability; the Company’s competitive position and opportunities, including its ability to realize the benefits from its operating model; the Company’s ability to improve gross margins; the Company’s ability to implement and deliver on cost-containment measures and ongoing cost rationalization initiatives; legislative and regulatory actions; the impact of legal proceedings and compliance risk; volatility of our stock price; the impact on the Company’s business and reputation in the event of information technology system failures, network disruptions, cyber incidents or losses or unauthorized access to, or release of, confidential information; the Company’s ability to comply with laws and regulations regarding data privacy and protection and other risk factors included in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this earnings release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements. The forward-looking statements made in this earnings release are based on events or circumstances as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Form 8-K to reflect events or circumstances after the date of this earnings release or to reflect new information or the occurrence of unanticipated events, except as and to the extent required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name:	Ely D. Tendler
Title:	General Counsel and Secretary

Date: October 20, 2025

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